UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 2004


                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

              Delaware                            1-5287                          22-2879612
   (State or other jurisdiction of             (Commission                      (IRS Employer
           incorporation)                      File Number)                 Identification Number)


200 Milik Street, Carteret, New Jersey         07008
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (732) 499-3000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

          On December 2, 2004, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the third quarter of fiscal year 2004. The press release appearing in Exhibit 99.1, other than the fourth paragraph, the fifth paragraph, the third and fourth sentences of the ninth paragraph and the tenth paragraph, is not filed but is furnished hereby and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press release of Pathmark Stores, Inc., dated December 2, 2004, announcing its results for the third quarter of fiscal year 2004

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PATHMARK STORES, INC.


Date: December 2, 2004              By:      /s/ Marc A. Strassler
                                          ----------------------------------
                                          Name:  Marc A. Strassler
                                          Title: Senior Vice President
                                                 and General Counsel

                                      -3-